UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

BridgeBio Pharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38959	84-1850815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

421 Kipling Street Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

(650) 391-9740

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	BBIO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Principal Accounting Officer

Effective as of December 31, 2020, Yi Ching Yau, the Company’s current Chief Accounting Officer, resigned from her role as principal accounting officer. Ms. Yau will continue in her role as Chief Accounting Officer.

(c) Designation of Principal Accounting Officer

Effective January 1, 2021, the Board of Directors of BridgeBio Pharma, Inc. (the “Company”) designated Brian C. Stephenson, Ph.D., CFA, the Company’s current Chief Financial Officer and principal financial officer, as its principal accounting officer, as such term is used for purposes of the rules and regulations of the Securities and Exchange Commission. Dr. Stephenson, age 40, will oversee the Company’s accounting matters.

Dr. Stephenson has served in his current role as the Company’s Chief Financial Officer and principal financial officer since October 2018. Prior to joining the Company, Dr. Stephenson served as Partner and the Head of Life Sciences for Capital IP Investment Partners, a special situation investment fund, from 2015 to 2018. From 2011 to 2014, Dr. Stephenson was a Director/Vice President Leerink Partners, an investment bank. Prior to that, Dr. Stephenson was an Engagement Manager at McKinsey & Company, a worldwide management consulting firm. He received his Ph.D. and M.S. degrees in chemical engineering from the Massachusetts Institute of Technology and his B.S. in chemical engineering from Brigham Young University. Dr. Stephenson is also a Chartered Financial Analyst charterholder.

Dr. Stephenson is party to an Offer Letter, dated October 28, 2018, with BridgeBio Services, Inc., a copy of which is filed as Exhibit 10.20 to our Registration Statement on Form S-1 (333-231759) filed on June 11, 2019 and incorporated herein by reference. Dr. Stephenson is not receiving any additional compensation in connection with his designation as principal accounting officer. There are no arrangements or understandings between Dr. Stephenson and any other persons pursuant to which Dr. Stephenson was appointed as principal accounting officer of the Company. There are also no family relationships between Dr. Stephenson and any director or executive officer of the Company and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2021	BridgeBio Pharma, Inc.

	By:	/s/ Neil Kumar
Neil Kumar
Chief Executive Officer